Pipeline Data Inc.
                                  December 2004
                                      V 1.7


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[Graphic Omitted]

Investor Disclaimer

     The information provided for in this investor presentation contains forward-looking statements that involve risks and uncertainties more fully set forth in the Company's filing. Certain information included in this presentation may contain statements that are forward-looking, such as statements relating to uncertainties that could affect performance and results of the Company in the future and, accordingly, such performance and results may materially differ from those expressed or implied in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to those relating to the Company's growth strategy, customer concentration, outstanding indebtedness, seasonality, expansion and other activities of competitors, changes in federal or state laws and the administration of such laws, protection of the securities markets and other risks detailed in the Company's filings with the Securities and Exchange Commission.

     Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company's actual results could differ significantly from those discussed and/or implied herein.


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[Graphic Omitted]

Summary
Business:         Pipeline Data Inc. provides integrated transaction
                  processing services for all major credit cards.

Established:      Entered the transaction processing industry March, 2002

Ticker:           PPDA

Exchange:         OTCBB

Clients:          Over 10,000 merchant accounts

Employees:        Approximately 50

Share Price:      $ .95
(as of 11/30/04)

Weighted Shares:  19,735,738
(as of 9/30/04)


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[Graphic Omitted]

Our Business:
Merchant Payment Processing

Transaction Types
o         Retail
o         Internet
o         B2B

Revenue Streams
o        Recurring
o        Predictable
o        Stable
o
[Graphic Omitted]
Consumer
Uses
Credit Card

[Graphic Omitted]
$100
Purchase

[Graphic Omitted]
Pipeline Data Inc.
$2.00 Gross Revenue
$.40 - $.50 Gross Profit

[Graphic Omitted]
$98 to
Merchant

Financial transaction for illustrative purposes only. Values may not reflect actual payments to the company.


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[Graphic Omitted]
How Large is Our Space?

US Consumer Credit Card Purchase Volume

2003
[Graphic Omitted]
$1.5 trillion

9.3% annual growth

2008 (projected)
[Graphic Omitted]
$2.3 trillion
Representing 65% of all consumer
retail purchases

* Source: The Nilson Report, September 2004, Issue #818


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[Graphic Omitted]

The Team

Long-Term Record of Excellence in:

o        Building Sales Organizations
o        Developing Innovative Technologies
o        Successfully Merging, Acquiring & Selling Companies


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[Graphic Omitted]
The Team

     MacAllister Smith, CEO and President

     - Former Regional V. P. of Nova Information Systems, 5th largest merchant card processor. Acquired by USBancorp (NYSE:USB) for over $2 billion

     - Founded Pinnacle Financial Technologies, a merchant card processor specializing in electronic benefits transfer "EBT" in partnership with Lockheed Martin. Acquired by PMT (NASDAQ:PMTS)

     - Founded  Access  Services,  a nationwide  network  processing  switch for
retail  and  online  credit  and  debit  cards.   Acquired  by  Digital  Courier
Technologies (NASDAQ:DCTI)

     - Thirteen years of senior management experience

     Kevin Smith, COO (no relation to Pipeline's CEO)

     - Former Senior V. P. of Concord EFS, recently acquired by First Data (NYSE:FDC)

          o Responsible for wholesale credit card processing division

          o Brought net pretax profits from $18 million to $30 million in a 24-month period

          o Increased monthly merchant application count from 1800 to 3750

          o Managed the division from 75,000 to 115,000 merchant accounts


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[Graphic Omitted]

The Team

          Thomas W. Tesmer, CTO

          - Former Senior V.P. of Heartland Payment Systems, one of the nation's largest bankcard acquirers

               o Created and implemented the company's stand-alone transaction processing division

          - Former Executive V. P. and Director of the POS Technology Division of Southeast Switch, Inc. (HONOR)

          - Over twenty-five years in the transaction processing industry

          Jack Rubinstein, Chairman of the Board

          - General Partner of DICA Partners, an investment hedge fund located in Hartsdale, New York

          - Founding board member of CD Radio, Inc. (Sirius Satellite Radio)

          - Founding member of The Capital Market Advisors Network

          - Former Director, Bear Stearns & Co. Managed the proceeds of corporate insider securities sales


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[Graphic Omitted]

Four Legged Approach to Growth

[Graphic Omitted]
Bank Channel

[Graphic Omitted]
e-Commerce

[Graphic Omitted]
Acquisition of Merchant Portfolios

[Graphic Omitted]
Wholesale Division


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[Graphic Omitted]


Pipeline Facilities and Distribution Channels

Brasher Falls, NY
Help Desk Center
Bank Center
[Graphic Omitted]

          o Services over 500 bank branch locations

          o New and expanded help desk center

Braintree, MA
e-Commerce Sales
[Graphic Omitted]

          o Executive offices

          o e-Commerce payment solutions

               - Gateway, shopping cart

               o Telemarketing sales force for e-commerce solutions


Alpharetta, GA
Data Center
ISO Center
[Graphic Omitted]

               o Primary operations center

               o Independent Sales Organization (ISO) servicing

               o Merchant account boarding / compliance / fraud monitoring

Dallas, TX
Tech Center
Wireless Internet
[Graphic Omitted]

               o Payment solutions product development

                    - Government payments

                    - Wireless applications

                    - IP-based payments

               o Third-party software applications development



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[Graphic Omitted]


Technological Advantages

o        E-Commerce payment solutions
-        Virtual terminal
-        Integrated shopping cart
-        Recurring payments

o        Multiple VAR interfaces

o        Mobil payment solutions


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[Graphic Omitted]



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[Graphic Omitted]


Acquisition Strategy

o        Fragmented industry

o        ISO portfolio opportunities
-        Small portfolios purchased at 1-2x gross profit
-        Large portfolios purchased at 2-3x gross profit

o        Arbitrage opportunities are prevalent
-        Public valuation for these portfolios is at 6-7x gross profit

o        Recent transactions


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[Graphic Omitted]

Industry M&A Activity

Authorize.Net acquired by Lightbridge in 2004
o         $82 million cash purchase
o         $27.8 million in revenue in 2003

Lynk Systems acquired by Royal Bank of Scotland in 2004
o         $525 million purchase
o         established in 1991

National City Processing acquired by Bank of America in 2004
o         $1.4 billion purchase
o         700,000 merchant accounts

Innovative Merchant Solutions acquired by Intuit in 2003
o         $116 million cash purchase
o         net revenue of approximately $25 million in 2002
o         founded in 1999

Transaction Solutions acquired by IPayment Inc. in 2004
o         4,000 merchant accounts
o         generating 250 new monthly accounts


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Goals For the Future

[Graphic Omitted]
National Market System

[Graphic Omitted]
Become One of the Top 20 Credit Card Processors

[Graphic Omitted]
Complete Build-out of State-of-the-Art Help Desk

[Graphic Omitted]
Complete Build-out of Base-1 Interface



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[Graphic Omitted]

22% anticipated annual growth rate for 20051

Pipeline Data Processing "PDP" expected to provide added growth for 2005

PDP build-out  complete
-        $400k spent in hard and operational costs
-        $400k anticipated in  additional operating costs
-        Break-even by end of Q2, 2005

Profitability anticipated for 2005

[Graphic Omitted]
Gross Revenues in 000's

478                   3,550          10,248       16,000          19,500
             632%               193%          56%           22%

2001                  2002            2003         2004           2005
                                                   Projected      Projected


     1Excludes  acquisitions  and  wholesale  processing  division,   PDP.  *See
appendix for detailed explanation of gross revenue calculation. 2004 and 2005 revenue is projected.


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[Graphic Omitted]

Financials
--------------------------------------------------------------------------------
                           Current               First 9 Mos.       First 9 Mos.
                           FY 04 Q3              2004               2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gross Revenue*             $ 4,172,339           $ 11,122,193        $ 7,285,318
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gross Profit               $    778,514          $   2,171,291       $ 1,235,826
--------------------------------------------------------------------------------
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Gross Profit %                   18.7%                  19.5%              17.0%
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--------------------------------------------------------------------------------
Operating Exp.             $    846,637          $   2,031,687       $ 1,465,059
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Operating Income           $     (68,123)        $      139,604      $ (229,233)
--------------------------------------------------------------------------------
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Net Income                 $   (163,771)         $       (50,926)    $ (266,818)
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--------------------------------------------------------------------------------
EPS                               (0.01)                    0.00          (0.02)
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*See appendix for detailed explanation of gross revenue calculation.


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Strong Sequential Growth

[Graphic Omitted]
Gross Revenues in 000's

2,579.5           2,961.6        2,861.9      4,088.0      4,172.3     4877.8

           15%              -3%          43%           2%          17%

Q3 2003           Q4 2003        Q1 2004       Q2 2004     Q3 2004     Q4 2004
                                                                       Projected

     Past performance is no indication of future results. *See appendix for detailed explanation of gross revenue calculation. Q4 2004 revenue is projected


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Peer Group Revenue Growth
Based on Q3 2004 vs. Q3 2003 Results

[Graphic Omitted]

                 15.00%             10.00%                 56.04%       61.75%
Company          Alliance Data      Electronic Clearing    IPayment     Pipeline
                                    House                               Data
Market Cap       $3.5 Billion       $57M                   $650M        $26M

     Past performance is no indication of future results. Electronic Clearing House data from last available quarter (6/30/04). *See appendix for detailed explanation of gross revenue calculation.




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Comparative Gross Profit Multiples

[Graphic Omitted]

14 Average


 10.9            17.4          16.2                  17.9         7.9

Alliance Data    First Data    Electronic Clearing   IPayment     Pipeline Data
                                    House                         Company
                                                                  Significantly
                                                                  Undervalued!!


     *Data reflects share prices and four quarters of gross profit as of September 30, 2004. *See appendix for detailed explanation of gross revenue calculation. Electronic Clearing House data from last available quarter (6/30/04).




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[Graphic Omitted]
Our Competitive Advantages

               o Increasing Margins in a Competitive Industry

               o MasterCard/Visa Contracts Renegotiated Due to Incremental Merchant Account Growth

               o Technological Advantages


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     [Graphic Omitted]
     Why Invest in Pipeline Data?

               o Highly Seasoned Management

               o Post-Development Stage Company Experiencing Rapid Growth

               o Recurring, Predictable Revenue Streams

               o Fragmented Market With Abundant M&A Opportunities to Further Accelerate Top-Line Growth

               o Significantly Undervalued Compared to Peer Group


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     [Graphic Omitted]
     Q & A

     [Graphic Omitted]
     $ 000's

     Gross Profit        478     3,500     10,279    16,000     19,500

     Gross Revenue       417       779      1,713     3,040      3,900

                        2001      2002      2003      2004        2005


     *See appendix for detailed explanation of gross revenue calculation. 2004 and 2005 revenue are projected.



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     [Graphic Omitted]
     Appendix

               o Sources for Company and Industry Information

               o Explanation of Gross Revenue

               o Executive Summary

               o Select Financial Data


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                    To learn more about Pipeline Data, visit:
                              www.pipelinedata.com

               To learn more about the payments industry, visit:
                              www.nilsonreport.com

                                www.electran.org

     *Pipeline Data Gross Revenue Statement: Revenues are reported gross of amounts paid to sponsor banks, as well as interchange and assessments paid to credit card associations (MasterCard and Visa) under revenue sharing agreements pursuant to which such parties receive payments based primarily on processing volume for particular groups of merchants. Included in cost of goods and services sold are the expenses covering interchange and bank processing directly attributable to the furnishing of transaction processing and other services to the Company's merchant customers and are recognized simultaneously with the recognition of revenue.